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FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2002

AVI BioPharma, Inc.
(Exact name of registrant as specified in its charter)

Oregon	0-22613	93-0797222
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

One S.W. Columbia, Suite 1105
Portland, OR 97258
(Address of principal executive offices)

(503) 227-0554
Registrant's telephone number, including area code

Item 5. Other Events.

Private Placement of Securities

AVI BioPharma, Inc. (NASDAQ: AVII, AVIIW, AVIIZ) (the "Company") announced on March 26, 2002 the sale on Monday, March 25, 2002 of 2,937,337 shares of its Common Stock, together with the related issuance of Warrants to acquire an additional 587,472 shares of its Common Stock, par value $.0001 ("Common Stock"), to a group of investors at a price of $7.50 per share, discounted 10% from the existing public market closing price on Monday, March 25, 2002 to reflect the restricted nature of the securities issued and the securities limited transferability. Subsequent to that announcement, in a supplemental closing, an additional 133,334 shares of Common Stock and Warrants covering 26,667 shares of Common Stock were issued, resulting in a total issuance of 3,070,671 shares of Common Stock and Warrants for 614,139 shares of Common Stock. The Company expects to receive net proceeds after certain selling commissions and expenses from both closings of approximately $21,417,900. Following this transaction, the number of outstanding shares of the Company's Common Stock will be approximately 26,316,200.

As part of the transaction, the Company entered into a Securities Purchase Agreement containing customary representations and warranties and undertakings regarding the securities issued. The Company also entered into a Registration Rights Agreement that requires the Company to register the Common Stock issued in the transaction, as well as the Common Stock issuable upon exercise of the Warrants, within thirty (30) days and to cause such registration statement to become effective within one hundred eighty (180) days of the closing. The Registration Rights Agreement contains customary representations, warranties and undertakings and provides a penalty if the registration statement is not made effective within 180 days or maintained in effect, unless the securities covered by the registration statement are otherwise freely tradable under federal and state securities laws.

Copies of the Securities Purchase Agreement, form of Warrant, Registration Rights Agreement and Transfer Agent Instructions are being filed with this Form 8-K.

        A copy of the press release dated March 26, 2002 issued by the Company regarding this financing is attached hereto as Exhibit No. 1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  1.
  Press release dated March 26, 2002 issued by the Company.

  2.
  Securities Purchase Agreement dated March 25, 2002 between the Company and certain purchasers ("SPA").

  3.
  Form of Warrant issued by the Company to certain purchasers under the SPA.

  4.
  Registration Rights Agreement dater March 25,2002 between the Company and certain purchasers.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, State of Oregon, on April 2, 2002.

AVI BioPharma, Inc.

By:	/s/ ALAN P. TIMMINS Alan P. Timmins President and Chief Operating Officer (Principal Operating Officer)

EXHIBIT INDEX

Exhibit No.	Document Description
1	Press release dated March 26, 2001 issued by AVI BioPharma, Inc. and Medtronic, Inc.
10.41	Securities Purchase Agreement dated March 25, 2002 between the Company and certain purchasers ("SPA").
10.42	Form of Warrant issued by the Company to certain purchasers under the SPA.
10.43	Registration Rights Agreement dater March 25,2002 between the Company and certain purchasers

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Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX